UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 31, 2003



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


               DELAWARE                               0-18121                               36-3664868
    (State or other jurisdiction of          (Commission File Number)          (I.R.S. Employer Identification No.)
            Incorporation)

      55TH STREET & HOLMES AVENUE
       CLARENDON HILLS, ILLINOIS
    (Address of principal executive                                                             60514
               offices)                                                                      (Zip Code)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)


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ITEM 11.   TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
           -------------------------------------------------------------------
           PLANS.
           -----

         On August 31, 2003, MAF Bancorp, Inc. (the "Company") was notified under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 regarding a blackout period under the MidAmerica Bank, fsb Employees' Profit Sharing Plan (the "401(k) Plan") and the MidAmerica Bank, fsb Employee Stock Ownership Plan (the "ESOP" and, together with the 401(k) Plan, the "Plans") (the "Blackout Period").

         The Blackout Period is necessary in order to effect a change in the Plans' Trustee and Recordkeeper to ABN AMRO Trust Services Company. The change in trustee and Recordkeeper will be effective October 1, 2003. During the Blackout Period, participants in the Plans will be unable to (i) move existing balances between funds, (ii) change fund allocations for future contributions,
(iii) initiate or receive any distributions, (iv) access their accounts by telephone or the Internet, or (v) transfer amounts from the ESOP to the 40l(k) Plan. The Blackout Period is expected to begin Monday, September 15, 2003 and end on Thursday, November 13, 2003.

         On August 31, 2003, as required by Section 306(a) of the Sarbanes-Oxley Act of 2002, the Company provided notice of the Blackout Period to its directors and those executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended. During the Blackout Period, those individuals will be prohibited from purchasing, selling or otherwise acquiring or transferring shares of the Company's common stock acquired in connection with service or employment as a director or executive officer of the Company.

         Questions concerning the Blackout Period should be directed to:

                  Benefits Department
                  MidAmerica Bank, fsb
                  2121 South Mannheim
                  Westchester, Illinois 60154
                  (708) 410-4361





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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAF BANCORP, INC.


                                            By:  /s/ Jerry A. Weberling
                                               ---------------------------------
                                                 Jerry A. Weberling
                                                 Executive Vice President and
                                                  Chief Financial Officer


Date:  September 2, 2003


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